EXHIBIT 10E

               FOURTH AND FIFTH ADDENDUMS TO CONSULTING AGREEMENT
                              WITH JOHN D. DESBROW

                                 JOHN D. DESBROW
                                 ATTORNEY AT LAW
                             2 PARK PLAZA, SUITE 470
                            IRVINE, CALIFORNIA 92714
                     TEL: (714) 833-2094 FAX: (714) 833-7854

                                December 27, 1995

Nona Morelli's II, Inc.
2 Park Plaza, Suite 470
Irvine, California  92714

         RE:      Fourth Addendum to Consulting Agreement

Gentlemen:

         This letter will serve as the Fourth Addendum to my Consulting Agreement dated January 1, 1994 with Nona Morelli's II, Inc. (the "Company"). This Addendum will confirm the renewal of the Consulting Agreement for calendar year 1996.

         As soon as practicable following execution of this Addendum the Company agrees to include in a Form S-8 Registration Statement at its expense a sufficient number of shares in order to pay for professional services invoiced in calendar year 1996.

         If the foregoing is agreeable, please indicate your approval by dating and signing below and returning an original copy to me.

                                        Very truly yours,

                                        /s/  John D. Desbrow
                                        ---------------------------------------
                                             John D. Desbrow

APPROVAL AND ACCEPTANCE

READ AND ACCEPTED.

NONA MORELLI'S II, INC.

By:  /s/  Fred G. Luke
     -----------------------------
Name:     Fred G. Luke
Title:    Chief Executive Officer

                                                          [JDD\AGR:4THADDCN.AGR]

                                 JOHN D. DESBROW
                                 ATTORNEY AT LAW
                             2 PARK PLAZA, SUITE 470
                            IRVINE, CALIFORNIA 92714
                     TEL: (714) 833-2094 FAX: (714) 833-7854

                                December 11, 1996

Nona Morelli's II, Inc.
2 Park Plaza, Suite 470
Irvine, California  92714

         RE:      Fifth Addendum to Consulting Agreement

Gentlemen:

         This letter will serve as the Fifth Addendum to my Consulting Agreement dated January 1, 1994 with Nona Morelli's II, Inc. (the "Company"). This Addendum will confirm the renewal of the Consulting Agreement for the period from January 1, 1997 through June 30, 1997.

         As soon as practicable following execution of this Addendum the Company agrees to include in a Form S-8 Registration Statement at its expense a sufficient number of shares in order to pay for professional services rendered.

         If the foregoing is agreeable, please indicate your approval by dating and signing below and returning an original copy to me.

                                        Very truly yours,

                                        /s/  John D. Desbrow
                                        --------------------------------------
                                             John D. Desbrow

APPROVAL AND ACCEPTANCE

READ AND ACCEPTED.

NONA MORELLI'S II, INC.

By:  /s/  Fred G. Luke
----------------------------------
Name:     Fred G. Luke
Title:    Chief Executive Officer

                                                         [JDD\AGR:5thADDCN.AGR]